UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

TIDEWATER INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

842 West Sam Houston Parkway North, Suite 400
Houston, Texas 77024
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Tidewater Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) of the Company on June 14, 2022 virtually via a live audio webcast. As of April 18, 2022, the record date for the Annual Meeting, the Company had 41,726,759 shares of common stock outstanding. Of that number, 33,326,043 shares were represented in person or by proxy at the Annual Meeting. The Company’s stockholders voted on the following three proposals at the Annual Meeting, casting their votes as described below.

Proposal 1: Election of Nine Directors

Each of the nine individuals listed below was elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors.

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Darron M. Anderson	27,768,478	200,762	2,757	5,354,046
Melissa Cougle	27,793,115	176,529	2,353	5,354,046
Dick H. Fagerstal	27,629,904	337,245	4,848	5,354,046
Quintin V. Kneen	27,837,637	131,406	2,954	5,354,046
Louis A. Raspino	27,755,345	213,693	2,959	5,354,046
Larry T. Rigdon	27,785,342	183,718	2,937	5,354,046
Robert E. Robotti	27,139,664	830,067	2,266	5,354,046
Kenneth H. Traub	27,642,170	302,156	27,671	5,354,046
Lois K. Zabrocky	27,677,558	292,067	2,372	5,354,046

Proposal 2: Advisory Vote on Executive Compensation

Proposal 2 was an advisory vote on executive compensation as disclosed in the proxy materials for the Annual Meeting. This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,823,289	128,903	19,805	5,354,046

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

Proposal 3 was a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,961,996	359,205	4,842	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 24, 2022
TIDEWATER INC.
	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel and Corporate Secretary